ESCROW AGREEMENT
                                ----------------
         ESCROW  AGREEMENT (the "Escrow  Agreement")  made as of the 28th day of
                                 -----------------
September, 2000, by and among Staruni Corporation, a California corporation, with offices at 1642 Westwood Bouelvard, Los Angeles, California 90024 (the "Company"), Boat Basin Investors LLC, a limited liability company organized
 -------
under the laws of Nevis (the  "Investor"),  and Novack Burnbaum Crystal LLP with
                               --------
offices at 300 East 42nd Street, New York, New York 10017, as escrow agent (the "Escrow Agent").
 ------------
                              W I T N E S S E T H:
                              --------------------
         WHEREAS, the Company desires to raise capital in order to finance the growth of its business operations and for other general corporate purposes;

         WHEREAS, the Investor will from time to time as requested by the Company, purchase shares of the Company's common stock, no par value per share (the "Common Stock"), from the Company and will be issued Put Warrants in conjunction with the purchase of such shares of Common Stock as set forth in that certain Private Equity Line of Credit Agreement (the "Purchase Agreement") dated the date hereof between the Investor and the Company, which shares will be issued pursuant to the terms and conditions contained in the Purchase Agreement and herein; and

         WHEREAS, pursuant to the Purchase Agreement, the Company and the Investor have requested that the Escrow Agent receive from the Company, hold in escrow and ultimately deliver, as applicable, the Put Warrants, and have further requested that upon each Put, the Escrow Agent receive, hold, and ultimately deliver, the relevant number of Put Shares.

         NOW, THEREFORE, in consideration of the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowl-edged, the parties to this Escrow Agreement hereby agree as follows:

                      1.   Defined  Terms.   Capitalized   terms  used  and  not
                           --------------
otherwise defined herein shall have the meanings respectively assigned to them in the Purchase Agreement.

                      2.   (a)      Escrow of Put Warrants.  On or prior to each
                                    ----------------------
Put Closing Date, the Company shall issue and deliver or cause to be delivered to the Escrow Agent such number of Put Warrants as required by the Purchase Agreement The Escrow Agent shall hold the Put Warrants and shall deliver them or redeliver them to the Investor or to the Company, as applicable, only in accordance with the terms and conditions of this Escrow Agreement.

                           (b)      Escrow of Put Shares.  Each time the Company
                                    --------------------
issues a Put Purchase Notice to the Investor pursuant to Section 2.2 of the Purchase Agreement, the Company shall issue and deliver or cause to be delivered

                                    10.8 - 1
to the Escrow Agent a copy of such Put Purchase Notice and that number of shares of Common Stock (the "Put Shares" and together with the Warrant Shares, the
                       -----------
"Shares")  that would  cause the number of shares of Common  Stock in the Escrow
 ------
Account as defined in Section 3 hereto) to be equal to the maximum number of shares of Common Stock the Investor may purchase pursuant to such Put Purchase Notice. The Escrow Agent shall hold the Put Shares and shall deliver or redeliver them to the Investor or the Company, as applicable, only in accordance with the terms and conditions of this Escrow Agreement.

                      3.  Holding of Shares.  The  Escrow  Agent  shall hold the
                          -----------------
Shares  in  a  segregated  escrow account (the "Escrow Account") in a securities
                                                --------------
brokerage firm where it normally holds such Shares or shall hold the Shares in certificated form, in the discretion of the Escrow Agent, and shall hold the Put Warrants in escrow.

                      4.   Release of Shares.
                           -----------------
                      (a) Upon the receipt of (i) a notice from the Investor (the "Investor's Notice") on or prior to the Put Closing Date stipulating the
       ------------------
number of shares of Common Stock it is purchasing on such date pursuant to a Put Purchase Notice and Section 2.2 of the Purchase Agreement, and (ii) evidence of payment to the Company of the full purchase price for such shares of Common Stock being purchased, the Escrow Agent shall release from the Escrow Account and transfer to the Investor that number of shares of Common Stock stipulated in the Investor's Notice (the "Draw Down Transfer") and the Put Warrants. The Draw
                            ------------------
Down Transfer shall be made to the Investor through DTC. This Escrow Agreement shall serve as irrevocable authorization and direction to make Draw Down Transfer(s) to the Investor pursuant to this Section 4(b).

                      (b) Except as provided in Sections 4(a) and 4(b), the Escrow Agent shall release the Shares upon receipt, at any time, of joint written instructions from the Company and the Investor directing the manner in which the return or other distribution of the Shares is to be made.

                      (c)  This  Escrow   Agreement  shall  terminate  upon  the
expiration of the Commitment Period and upon such expiration the Escrow Agent shall return all Shares in the Escrow Account to the Company.

                      5.   Further  Assurances.  The  Company  and the  Investor
                           -------------------
agree to do such further acts and to execute and deliver such statements, assignments, agreements, instruments and other documents as the Escrow Agent, from time to time, may reasonably request in connection with the administration, maintenance, enforcement or adjudication of this Escrow Agreement in order (a) to give the Escrow Agent confirmation and assurance of the Escrow Agent's rights, powers, privileges, remedies and interests under this Escrow Agreement and applicable law, (b) to better enable the Escrow Agent to exercise any such right, power, privilege, rem-edy or interest, or (c) to otherwise effectuate the purpose and the terms and provisions of this Escrow Agreement, each in such form and substance as may be reasonably acceptable to the Escrow Agent.

                                    10.8 - 2

                      6.   Conflicting Demands. If conflicting or adverse claims
                           -------------------
or demands are made or notices served upon the Escrow Agent with respect to the escrow provided for herein, the Company and the Investor agree that the Escrow Agent shall refuse to comply with any such claim or demand and withhold and stop all further performance of this escrow so long as such disagreement shall continue. In so doing, the Escrow Agent shall not be or become liable for damages, losses, costs, expenses or interest to any or any other person for its failure to comply with such conflicting or adverse demands. The Escrow Agent shall be entitled to continue to so refrain and refuse to so act until such conflicting claims or demands shall have been finally determined by a court or arbitrator of competent jurisdiction or shall have been settled by agreement of the parties to such controversy, in which case the Escrow Agent shall be notified thereof in a notice signed by such parties. The Escrow Agent may also elect to commence an interpleader or other action for declaratory judgment for the purpose of having the respective rights of the claimants adjudicated, and may deposit with the court all Shares held hereunder pursuant to this Escrow Agreement; and if it so commences and deposits, the Escrow Agent shall be relieved and discharged from any further duties and obligations under this Escrow Agreement.

                      7.   Disputes. Each of the parties hereto hereby covenants
                           --------
and agrees that the Federal or state courts located in the County of New York, State of New York shall have jurisdiction over any dispute with the Escrow Agent or relating to this Escrow Agreement.

                      8.   Reliance on Documents  and Experts.  The Escrow Agent
                           ----------------------------------
shall be entitled to rely upon any notice, consent, certificate, affidavit, statement, paper, document, writing or communication (which to the extent permitted hereunder may be by telegram, cable, telex, telecopier, or telephone) reasonably believed by it to be genuine and to have been signed, sent or made by the proper person or persons, and upon opinions and advice of legal counsel (including itself or counsel for any party hereto), independent public accountants and other experts selected by the Escrow Agent and mutually acceptable to each of the Company and the Investor. If the Shares are evidenced by stock certificates, the Escrow Agent shall not be responsible to review the stock certificates representing the Shares other than to confirm that it has been signed.

                      9.   Status of the Escrow Agent,  Etc. The Escrow Agent is
                           --------------------------------
acting under this Escrow Agreement as a stakeholder only. No term or provision of this Escrow Agreement is intended to create, nor shall any such term or provision be deemed to have created, any joint venture, partnership or attorney-client relationship between or among the Escrow Agent and the Company or the Investor. This Escrow Agreement shall not be deemed to prohibit or in any way restrict the Escrow Agent's representation of the Investor, who may be advised by the Escrow Agent on any and all matters pertaining to this Escrow Agreement. To the extent the Investor has been represented by the Escrow Agent, the Investor hereby waives any conflict of interest and irrevocably authorizes and directs the Escrow Agent to carry out the terms and provisions of this Escrow Agreement fairly as to all parties, without regard to any such representation and irrespective of the impact upon such Investor. The Escrow

                                    10.8 - 3

Agent's only duties are those expressly set forth in this Escrow Agreement, and each of the Company and the Investor authorizes the Escrow Agent to perform those duties in accordance with its usual practices in holding property of its own or those of other escrows. The Escrow Agent may exercise or other-wise enforce any of its rights, powers, privileges, remedies and interests under this Escrow Agreement and applicable law or perform any of its duties under this Escrow Agreement by or through its partners, employees, attorneys, agents or designees.

                      10.  Exculpation.  The Escrow Agent and its designees, and
                           -----------
their respective partners, employees, attorneys and agents, shall not incur any liability whatsoever for the disposition of the Shares or the taking of any other action in accordance with the terms and provisions of this Escrow Agreement, for any mistake or error in judgment, for compliance with any applicable law or any attachment, order or other directive of any court or other authority (irrespective of any conflicting term or provision of this Escrow Agreement), or for any act or omission of any other person selected with reasonable care and engaged by the Escrow Agent in connection with this Escrow Agreement (other than for such Escrow Agent's or such person's own acts or omissions breaching a duty owed to the claimant under this Escrow Agreement and amounting to gross negligence or willful misconduct as finally determined pursuant to applicable law by a governmental author-ity having jurisdiction); and each of the Company and the Investor hereby waives any and all claims and actions whatsoever against the Escrow Agent and its designees, and their respective partners, employees, attorneys and agents, arising out of or related directly or indirectly to any and all of the foregoing acts, omissions and circumstances. Furthermore, the Escrow Agent and its designees, and their respective partners, employees, attorneys and agents, shall not incur any liability (other than for a person's own acts or omissions breaching a duty owed to the claimant under this Escrow Agreement and amounting to gross negligence or willful misconduct as finally determined pursuant to applicable law by a governmental authority having jurisdiction) for other acts and omissions arising out of or related directly or indirectly to this Escrow Agreement or the Shares; and each of the Company and the Investor hereby expressly waives any and all claims and actions (other than the Escrow Agent's or such person's own acts or omissions breaching a duty owed to the claimant and amounting to gross negligence or willful misconduct as finally determined pursuant to applicable law by a governmental authority having jurisdiction) against the Escrow Agent and its designees, and their respective partners, employees, attorneys and agents, arising out of or related directly or indirectly to any and all of the foregoing acts, omissions and circumstances.

                      11.  Indemnification.  The Escrow Agent and its designees,
                           ---------------
and their respective partners, employees, attorneys and agents, shall be indemnified, reimbursed, held harmless and, at the request of the Escrow Agent, defended, by the Company from and against any and all claims, liabilities, losses and expenses (including, without limitation, the reasonable disbursements, expenses and fees of their respective attorneys) that may be imposed upon, incurred by, or asserted against any of them, arising out of or related directly or indirectly to this Escrow Agreement or the Shares, except such as are occasioned by the indemnified person's own acts and omissions

                                    10.8 - 4
breaching a duty owed to the claimant under this Escrow Agreement and amounting to willful misconduct or gross negligence as finally determined pursuant to applicable law by a governmental authority having jurisdiction.

                      12.  Notices.  Any  notice,   request,   demand  or  other
                           -------
communication permitted or required to be given hereunder shall be in writing, shall be sent by one of the following means to the addressee at the address set forth below (or at such other address as shall be designated hereunder by notice to the other parties and persons receiving copies, effective upon actual receipt) and shall be deemed conclusively to have been given: (a) on the first business day following the day timely deposited with Federal Express (or other equivalent national overnight courier) or United States Express Mail, with the cost of delivery prepaid; (b) on the fifth business day following the day duly sent by certified or registered United States mail, postage prepaid and return receipt requested; or (c) when otherwise actually delivered to the addressee.

If to the Company:

Staruni Corporation
1642 Westwood Boulevard
Los Angeles, California 90024
Attention: Bruce Stuart
Facsimile No.:  (310)

If to the Investor:
At the address of such Investor set forth on Schedule A to this Escrow Agreement

If to the Escrow Agent:

Novack Burnbaum Crystal LLP
300 East 42nd Street, 10th Floor
New York, New York  10017
Attention:  Edward H. Burnbaum, Esq.
Telecopier:  (212) 986-2907

                      13.  Section  and Other  Headings.  The  section and other
                           ----------------------------
headings contained in this Escrow Agreement are for convenience only, shall not be deemed a part of this Escrow Agreement and shall not affect the meaning or interpretation of this Escrow Agreement.

                      14.  Governing  Law.  This  Escrow   Agreement   shall  be
                           --------------
governed by and construed in accordance with the laws of the State of New York without regard to principles of conflicts of laws. Any controversy or claim arising out of or related to this Agreement and the Warrants or the breach thereof, shall be settled by binding arbitration in New York City, New York in accordance with the rules of the Judicial Arbitration & Mediation Services' Eastern Regional Office located in New York City, New York ("JAMS"). A proceeding shall be commenced upon written demand by Company or the Investor to the other. The arbitrator(s) shall enter a judgment by default against any party which fails or refuses to appear in any properly noticed arbitration proceeding. The proceeding shall be conducted by one (1) arbitrator, unless the amount

                                    10.8 - 5
alleged to be in dispute exceeds two hundred fifty thousand dollars ($250,000), in which case three (3) arbitrators shall preside. The arbitrator(s) will be chosen by the parties from a list provided by JAMS, and if they are unable to agree within ten (10) days, JAMS shall select the arbitrator(s). The arbitrators must be experts in securities law and financial transactions. The arbitrators shall assess costs and expenses of the arbitration, including all attorneys' and experts' fees, as the arbitrators believe is appropriate in light of the merits of parties' respective positions in the issues in dispute. The award of the arbitrator(s) shall be final and binding upon the parties and may be enforced in any court having jurisdiction. Nothing in this section 14 shall preclude the parties from seeking extraordinary relief in the event that a claim of irreparable harm arises, provided however, that such application shall be made in the United States District Court for the Southern District of New York, or in the Supreme Court of the State of New York, New York County. In the event that any provision of this Escrow Agreement or any other agreement delivered in connection herewith is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of any agreement.

                      15.  Counterparts.  This Escrow  Agreement may be executed
                           ------------
by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original but all such counterparts shall together constitute one and the same agreement.

                      16.  Resignation of Escrow Agent. The Escrow Agent may, at
                           ---------------------------
any time, at its option, elect to resign its duties as Escrow Agent under this Escrow Agreement by providing notice thereof to each of the Company and the Investor. In such event, the Escrow Agent shall transfer the Shares to a successor independent escrow agent to be appointed by (a) the Company and the Investor within thirty (30) days following the receipt of notice of resignation from the Escrow Agent, or (b) the Escrow Agent if the Company and the Investor shall have not agreed on a successor escrow agent within the aforesaid 30-day period, upon which appointment and delivery of the Shares, the Escrow Agent shall be released of and from all lia-bility under this Escrow Agreement.

                      17.  Successors and Assigns; Assignment.  Whenever in this
                           ----------------------------------
Escrow Agreement reference is made to any party, such reference shall be deemed to include the successors, assigns and legal representatives of such party, and, without limiting the generality of the foregoing, all representations, warranties, covenants and other agreements made by or on behalf of each of the Company and the Investor in this Escrow Agreement shall inure to the benefit of any successor escrow agent hereunder; provided, however, that nothing herein shall be deemed to authorize or permit the Company or the Investor to assign any of its rights or obligations hereunder to any other person (whether or not an affiliate of the Company or the Investor) without the written consent of each of the other parties nor to authorize or permit the Escrow Agent to assign any of its duties or obligations hereunder except as provided in Section 17 hereof.

                                    10.8 - 6

                      18.  No   Third   Party   Rights.   The   representations,
                           ---------------------------
warranties and other terms and provisions of this Escrow Agreement are for the exclusive benefit of the parties hereto, and no other per-son, including the creditors of the Company or the Investor, shall have any right or claim against any party by reason of any of those terms and provisions or be entitled to enforce any of those terms and provisions against any party.

                      19.  No Waiver  by  Action,  Etc.  Any  waiver or  consent
                           ---------------------------
respecting any representation, warranty, covenant or other term or provision of this Escrow Agreement shall be effective only in the specific instance and for the specific purpose for which given and shall not be deemed, regardless of frequency given, to be a further or continuing waiver or consent. The failure or delay of a party at any time or times to require performance of, or to exercise its rights with respect to, any representation, war-ranty, covenant or other term or provision of this Escrow Agreement in no manner (except as otherwise expressly provided herein) shall affect its right at a later time to enforce any such term or provision. No notice to or demand on either the Company or the Investor in any case shall entitle such party to any other or further notice or demand in the same, similar or other circumstances. All rights, powers, privileges, remedies and interests of the parties under this Escrow Agreement are cumulative and not alternatives, and they are in addition to and shall not limit (except as otherwise expressly provided herein) any other right, power, privilege, remedy or interest of the parties under this Escrow Agreement or applicable law.

                      20.  Modification,   Amendment,   Etc.   Each  and   every
                           --------------------------------
modification and amendment of this Escrow Agreement shall be in writing and signed by all of the parties hereto, and each and every waiver of, or consent to any departure from, any covenant, representation, warranty or other provision of this Escrow Agreement shall be in writing and signed by the party granting such waiver or consent.

                      21.  Entire Agreement.  This Escrow Agreement contains the
                           ----------------
entire agreement of the parties with respect to the matters contained herein and supersedes all prior representations, agreements and understandings, oral or otherwise, among the parties with respect to the matters contained herein.

                      22.  Fees. The Escrow Agent shall receive as its fee 2% of
                           ----
each gross Investment Amount as set forth in each Put Purchase Notice which shall be deducted by the Investor from the Put Proceeds paid to the Company by the Investor and paid directly to the Escrow Agent.

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                                    10.8 - 7

         IN WITNESS WHEREOF, the parties hereto have executed this Escrow Agreement on the date first written above.

                          STARUNI CORPORATION


                          By:_________________________________
                             Name: Bruce Stuart
                             Title:   Chief Executive Officer

                          NOVACK BURNBAUM CRYSTAL LLP


                          By:_________________________________
                             Name: Edward H. Burnbaum, Esq.
                             Title:   Partner


                          BOAT BASIN INVESTORS LLC



                          By:
                             ---------------------------------
                             Name:
                             Title:



























                                    10.8 - 8